EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             (As Adopted Pursuant to
                 Section 906 of the Sarbanes-oxley Act of 2002)

In connection with the Quarterly Report of Solitron Devices, Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shevach Saraf, Chairman, President, Chief Executive Officer, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:   July 13,  2004                  /s/  Shevach Saraf
                                        ---------------------------------------
                                        Shevach Saraf
                                        Chairman, President and Chief Executive
                                        Officer,Treasurer and Chief Financial
                                        Officer